UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 15, 2011

SHENGDATECH, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-31937	26-2522031
(Commission File Number)	(I.R.S. Employer Identification No.)

Unit 2003, East Tower, Zhong Rong Heng Rui International Plaza, 620 Zhang Yang Road, Pudong District, Shanghai 200122 People’s Republic of China
(Address of principal executive offices)

86-21-58359979
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01     Other Events

On March 15, 2011, Shengdatech Inc. (the “Company”) issued a press release announcing that it had appointed a special committee of the Board of Directors to investigate potentially serious discrepancies and unexplained issues relating to the Company and its subsidiaries’ financial records identified by the Company’s auditors in the course of their audit of the consolidated financial statements for the fiscal year ended December 31, 2010.  Due to the pendency of such investigation the Company will not be able to file its Annual Report on Form 10-K in a timely manner.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(c)     Exhibits.

Exhibit Number	Description

99.1	Press Release dated March 15, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHENGDATECH, INC.

By:	/s/ Xiangzhi Chen
Name:	Xiangzhi Chen
Title:	Chairman and Chief Executive Officer

Date: March 15, 2011